SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2011

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	____000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9800 Mt Pyramid Court # 250

            Englewood, CO  80112
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (303) 653-0100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 11, 2011, the Board of Directors of BioMedical Technology Solutions Holdings, Inc. (the “Company”) terminated Donald G. Cox, Jr. as President and as Chief Executive Officer of the Company.  The termination is effective immediately.

Also effective January 11, 2011, the Board of Directors of the Company appointed Jon Bricken to serve as Chief Executive Officer and Gex F. Richardson to serve as President of the Company, both appointments to be effective immediately.  Mesrs. Bricken and Richardson will be paid one dollar per month for their services.

Information required by Items 401 and 404of Regulation S-K regarding Mesrs. Bricken and Richardson has previously been provided in the Company’s Current Report on Form 8-K dated December 13, 2010 as filed with the Commission on December 30, 2010.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.
Date: January 14, 2011	By: _/s/ Gex F. Richardson_________ Gex F. Richardson, President

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